Exhibit 1.2

SELLING AGENT AGREEMENT

by and among

PACCAR Financial Corp.,

as Issuer,

INCAPITAL LLC,

as Purchasing Agent,

and

the Agents named herein

November 7, 2012

November 7, 2012

To Incapital LLC and the Agents

listed on the signature page hereto.

PACCAR Financial Corp., a Washington corporation (the “Company”), proposes to issue and sell from time to time its PACCAR Financial InterNotes®, Series B (the “Securities”). The Securities will be issued as a series of debt securities pursuant to an indenture, dated as of November 20, 2009 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

Subject to the terms and conditions contained in this Agreement, the Company hereby (1) appoints each of you as its agent (“Agent”) for the purpose of soliciting offers to purchase Securities and each of you hereby agrees to use reasonable best efforts to solicit offers to purchase Securities upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify and in accordance with the terms hereof, and after consultation with Incapital LLC (the “Purchasing Agent”) and (2) agrees that whenever the Company determines to sell Securities pursuant to this Agreement, such Securities shall be sold pursuant to a Terms Agreement (as defined herein) relating to such sale in accordance with the provisions of Section V hereof between the Company and the Purchasing Agent, with the Purchasing Agent purchasing such Securities from the Company as principal for resale to other Agents or dealers (the “Selected Dealers”), each of whom will purchase Securities from the Purchasing Agent as principal for resale to third parties. The Company reserves the right to enter into agreements substantially similar hereto with other agents subject to prior notification to the Purchasing Agent of any such agreement.

I.

The Company has filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 (No. 333-[•]) for registration of the offer and sale of various securities, including the Securities, from time to time under the Securities Act of 1933, as amended (the “1933 Act”), and Rule 415 thereunder. The term “Registration Statement” means, as of any time, the aforementioned registration statement, including any document incorporated by reference therein and any prospectus, prospectus supplement and/or pricing supplement deemed or retroactively deemed, in accordance with Rule 430B(f)(2) under the 1933 Act, to be a part thereof at such time that has not been superseded or modified; provided, however, that in the absence of any time reference, such term means the aforementioned registration statement, including any document incorporated by reference therein and any prospectus, prospectus supplement and/or pricing supplement deemed or retroactively deemed, in accordance with Rule 430B(f)(2), to be a part thereof at the time of the first contract of sale for the particular Securities, which time shall be considered the “new effective date” of such registration statement with respect to such Securities within the meaning of Rule 430B(f)(2) of the 1933 Act. The Registration Statement has been declared effective by the SEC, and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “1939 Act”).

InterNotes® is a registered servicemark of Incapital Holdings LLC

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The term “Time of Sale Prospectus” means, collectively, (i) the prospectus relating to various securities of the Company, including the Securities, that is included in the Registration Statement at its original effectiveness, (ii) the prospectus supplement relating to the Securities most recently filed by the Company with the SEC pursuant to Rule 424(b) under the 1933 Act prior to the offer of any particular Securities and (iii) any preliminary pricing supplement delivered by the Company to the Purchasing Agent and any other Agents and conveyed to investors prior to the offer of the particular Securities and filed by the Company with the SEC pursuant to Rule 424(b), including, in each case, any document incorporated by reference therein. The term “Prospectus” means, collectively, the Time of Sale Prospectus, excluding any preliminary pricing supplement, and the final pricing supplement relating to the particular Securities that satisfies Section 10(a) of the 1933 Act.

The term “Issuer Free Writing Prospectus” means any “issuer free writing prospectus”, as defined in Rule 433 under the 1933 Act, relating to the Securities in the form filed or required to be filed by the Company with the SEC or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

All references in this Agreement to financial statements and schedules and other information which is “disclosed,” “contained,” “included,” “set forth” or “stated” (or other references of like import) in the Registration Statement, Time of Sale Prospectus or Prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Time of Sale Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Time of Sale Prospectus or Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”), which is incorporated by reference in the Registration Statement, Time of Sale Prospectus or Prospectus, as the case may be, at or after the time that the Purchasing Agent has agreed to purchase the particular Securities from the Company.

II.

The obligations of the Purchasing Agent and the Agents hereunder are subject to the following conditions:

(a) On the date hereof, the Purchasing Agent and the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to them:

(1) The favorable opinion of Bruce N. Holliday, Assistant General Counsel of PACCAR Inc and counsel for the Company, to the effect set forth in Exhibit A-1 hereto.

(2) The favorable opinion of Perkins Coie LLP, counsel for the Company, to the effect set forth in Exhibit A-2 hereto.

(3) The favorable opinion of Sidley Austin LLP, counsel to the Purchasing Agent and the Agents, in form and substance satisfactory to them.

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In giving their opinions required by subsections (a)(1) through (a)(3), Bruce N. Holliday, Perkins Coie LLP and Sidley Austin LLP, respectively, may rely, (A) as to all matters of fact, upon certificates and written statements of officers and other representatives of, and the accountants and other counsel for, the Company and (B) as to the good standing of each of the Company and PACCAR Inc (“PACCAR”) and qualification to do business in any jurisdiction, upon certificates of appropriate governmental officials or opinions of counsel in such jurisdiction, which opinions shall be in the form and substance satisfactory to counsel for the Purchasing Agent and the Agents.

(b) On the date hereof, the Purchasing Agent and the Agents shall have received a certificate of the President, a Vice President, the Treasurer or the Controller of the Company, dated the date hereof, to the effect that (i) the signer of such certificate has reviewed the Registration Statement, the General Disclosure Package (as defined herein), the Prospectus and this Agreement, (ii) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, there has not been any material adverse change in the business, properties, financial condition, results of operations, management or prospects of the Company, whether or not arising in the ordinary course of business (a “Material Adverse Change”), except as set forth or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus, (iii) the representations and warranties of the Company contained in this Agreement are true and correct as of the date of such certificate as if made on the date of such certificate and (iv) the Company has performed all of its obligations to be performed at or prior to the date of such certificate.

(c) On the date hereof, the Purchasing Agent and the Agents shall have received a letter from Ernst & Young LLP, dated the date hereof, in form and substance satisfactory to the Purchasing Agent and the Agents, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and financial information contained or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

(d) On the date hereof, counsel to the Purchasing Agent and the Agents shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of Securities as herein contemplated, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Securities as herein contemplated shall be satisfactory in form and substance to the Purchasing Agent and to counsel to the Purchasing Agent and the Agents.

(e) The obligations of the Purchasing Agent and any Agent to purchase Securities in connection with any Terms Agreement are subject to the following further conditions: (i) no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any prospectus has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or relating to any offering of Securities have been instituted or, to the knowledge of the Company, threatened by the SEC; (ii) the rating assigned by any nationally recognized statistical rating organization (as defined in Section 3(a)(62) under the 1934 Act) to any securities of the Company shall not have been lowered to below investment grade, or withdrawn, and no such rating organization shall have

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publicly announced since the date of any applicable Terms Agreement that it has under surveillance or review, other than with positive implications, its rating of any securities of the Company; (iii) the Company shall have filed the pricing supplement for particular Securities with the SEC in the manner and within the time period required by Rule 424(b) under the 1933 Act, and the term sheet setting forth the final terms of any Securities and any other Issuer Free Writing Prospectus required to be filed by the Company with respect to any Securities pursuant to Rule 433(d) under the 1933 Act shall have been filed with the SEC within the applicable time periods prescribed for such filings under such Rule 433 or, if applicable, in accordance with Rule 164(b); and (iv) there shall not have come to the attention of the Purchasing Agent or any other Agent any facts that would cause such Agent to believe that the Registration Statement, the General Disclosure Package or the Prospectus included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time (except in the case of the Registration Statement), not misleading.

If any condition specified in this Section II shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchasing Agent and the applicable Agent or Agents with respect to itself or themselves, respectively, by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the indemnity and contribution agreements set forth in Section VIII hereof, the provisions concerning payment of expenses under Section XIII hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section IX hereof, the provisions relating to governing law and forum set forth in Section XII and the provisions relating to parties set forth in Section XI hereof shall remain in effect.

III.

In further consideration of the agreements of the Purchasing Agent and the Agents herein contained, the Company covenants as follows:

(a) The Company will comply with the 1933 Act, the rules and regulations of the SEC under the 1933 Act (the “1933 Act Regulations”), the 1934 Act, the rules and regulations of the SEC under the 1934 Act (the “1934 Act Regulations”), the 1939 Act and the rules and regulations of the SEC under the 1939 Act (the “1939 Act Regulations”). If at any time during the term of this Agreement any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Purchasing Agent and the Agents or counsel for the Company, to amend the Registration Statement in order that it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or amend or supplement the General Disclosure Package or the Prospectus in order that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered (or but for the exemption in Rule 172 under the 1933 Act would be required to be delivered) to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or to file a new registration statement or amend or supplement the Time of Sale Prospectus or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will: (1) give immediate written notice to the Purchasing

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Agent and the Agents to cease the solicitation of offers to purchase the Securities and to cease sales of any Securities by the Purchasing Agent; (2) promptly prepare and file with the SEC, subject to clause (c), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement, Time of Sale Prospectus and Prospectus comply with such requirements; (3) use its best efforts to have any such amendment to the Registration Statement or new registration statement declared effective as soon as practicable (if it does not relate to an automatic shelf registration statement); and (4) furnish to the Purchasing Agent and the Agents such number of copies of such amendment, supplement or new registration statement as the Purchasing Agent and the Agents may reasonably request. If, prior to the completion of the distribution of the applicable Securities, at any time following the issuance of an Issuer Free Writing Prospectus or a Permitted Free Writing Prospectus (as defined herein) there occurred or occurs an event or development as a result of which it conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities), the Time of Sale Prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Purchasing Agent and the Agents thereof and to refrain from using such Issuer Free Writing Prospectus or Permitted Free Writing Prospectus without the amendment or supplement referenced below and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus or Permitted Free Writing Prospectus, as the case may be, to eliminate or correct such conflict, untrue statement or omission or, in the case of an untrue statement or omission, file a report with the SEC under the 1934 Act that corrects such untrue statement or omission.

(b) The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(c) The Company will give counsel to the Purchasing Agent and the Agents notice of its intention to file or prepare any new or additional registration statement covering the Securities, any amendment to the Registration Statement or any amendment or supplement to the General Disclosure Package or the Prospectus, whether by the filing of documents pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish counsel to the Purchasing Agent and the Agents with copies of any such documents a reasonable amount of time prior to such proposed filing or use, other than such amendments or supplements relating to the offering of securities other than the Securities, and will not file or use any such document to which the Purchasing Agent or Agents shall object.

(d) The Company will notify the Purchasing Agent and the Agents and their counsel immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or any new registration statement relating to the Securities, or when any amendment or supplement to the Prospectus shall have been filed (other than pricing supplements, or amendments or supplements relating exclusively to offerings of securities other than the Securities, except as set forth in the Procedures (as defined herein)), (ii) the receipt of any comments from the SEC, (iii) any request by the SEC for any amendment to

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the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed a part thereof or for additional information, (iv) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any new registration statement relating to the Securities or the issuance of any order preventing or suspending the use of the Time of Sale Prospectus or the Prospectus, or the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation of or notification of any threat to initiate any proceedings for any of such purposes and (v) the initiation of any examination pursuant to Section 8(e) of the 1933 Act relating to the Registration Statement or any new registration statement relating to the Securities or the Company becoming subject to a proceeding under Section 8A of the 1933 Act in connection with the Securities. The Company will promptly effect all filings necessary pursuant to Rule 424(b) under the 1933 Act, in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the SEC and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(e) The Company has furnished or will make available upon request to the Purchasing Agent and the Agents, without charge, conformed copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and signed and conformed copies of consents and certificates of experts). The copies of the Registration Statement and each amendment thereto furnished to the Purchasing Agent and the Agents will be identical to the electronically transmitted copies thereof filed with the SEC pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T.

(f) The Company will furnish to the Purchasing Agent and the Agents, without charge, such number of copies of the Time of Sale Prospectus and the Prospectus (and any amendment or supplement thereto) as the Purchasing Agent and the Agents may reasonably request. The Time of Sale Prospectus and the Prospectus (and any amendments or supplements thereto) furnished to the Purchasing Agent and the Agents will be identical to the electronically transmitted copies thereof filed with the SEC pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(g) The Company will use its best efforts, in cooperation with the Purchasing Agent and the Agents, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Purchasing Agent and the Agents may designate or to exempt the Securities from such laws by listing an appropriate security on a national securities exchange, and will use its best efforts to maintain such qualifications or exemption in effect for as long as may be required for the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been

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qualified as above provided. The Company will also supply the Purchasing Agent and the Agents with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Purchasing Agent and the Agents may request.

(h) The Company, during the period when a prospectus is required to be delivered (or but for the exemption in Rule 172 under the 1933 Act would be required to be delivered) under the 1933 Act in connection with the offering and sale of the Securities, will file all documents required to be filed with the SEC pursuant to the 1934 Act in the manner and within the time period required by the 1934 Act and the 1934 Act Regulations.

(i) The Company shall not be required to comply with the provisions of subsection (a) or (c) of this Section or the provisions of Section VII(b), (c) and (d) during any period from the time (i) the Agents have suspended solicitation of purchases of the Securities pursuant to a direction from the Company and (ii) the Agents shall not then hold any Securities as principal purchased from the Purchasing Agent to the time the Company shall determine that solicitation of purchases of the Securities should be resumed or shall subsequently agree for the Purchasing Agent to purchase Securities as principal.

(j) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus.

(k) The Company shall use its best efforts in cooperation with the Purchasing Agent and the Agents to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(l) If agreed upon in any Terms Agreement between the Purchasing Agent acting as principal and the Company, between the date of the agreement by the Purchasing Agent to purchase Securities from the Company pursuant to such Terms Agreement and the related settlement thereof (the “Settlement Date”), the Company will not, without the prior written consent of the Purchasing Agent, issue, sell, offer or contract to sell, grant any option for the sale of, or otherwise dispose of, any debt securities similar to the Securities (other than the Securities that are to be sold pursuant to such agreement or commercial paper in the ordinary course of business).

(m) The Company represents and agrees that, unless it obtains the prior written consent of the Purchasing Agent, it has not made and will not make, and the Purchasing Agent and the Agents agree that, unless they obtain the prior written consent of the Company and, in the case of a principal transaction, the Purchasing Agent, they have not made and will not make, as the case may be, any offer relating to the particular Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the 1933 Act, required to be filed with the SEC. Any such Issuer Free Writing Prospectus or other free writing prospectus consented to in writing by the Purchasing Agent or the Company and the Purchasing Agent, as the case may be, is referred to herein as a “Permitted Free Writing Prospectus.” The Company represents and agrees that it has treated and will treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and have complied and will comply with the requirements of Rule 433 of the 1933 Act Regulations applicable to each and every Permitted Free Writing Prospectus, including timely filing with the SEC where required, legending and record keeping.

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(n) The Company will prepare a final term sheet relating to the final terms of the particular Securities and their offering in a form approved by the Purchasing Agent and, upon such approval, will file such final term sheet within the period required by Rule 433(d)(5)(ii). Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus. Notwithstanding anything to the contrary contained herein (including the preceding paragraph), the Company consents to the use by the Purchasing Agent and the Agents of a free writing prospectus that contains only (a) (i) information describing the preliminary terms of the particular Securities or their offering, (ii) information meeting the requirements of Rule 134 of the 1933 Act Regulations or (iii) information that describes the final terms of the particular Securities or their offering and that is or is to be included in the final term sheet contemplated in the first sentence of this paragraph or (b) other customary information that is neither “issuer information,” as defined in Rule 433, nor otherwise an Issuer Free Writing Prospectus.

(o) Prior to the third anniversary of the original effective date of the Registration Statement (the “Renewal Deadline”), the Company may, at its option and prior to the Renewal Deadline, if it has not already done so, (i) file a new automatic shelf registration statement relating to the Securities, if it is eligible to do so, in a form satisfactory to the Purchasing Agent and the Agents or (ii) file a new shelf registration statement relating to the Securities, in a form satisfactory to the Purchasing Agent and the Agents; provided, however, that if the Company elects to file a new shelf registration statement pursuant to this clause (ii), it will use its best efforts to cause such registration statement to be declared effective on or before the Renewal Deadline. In such case, the Company will take all other actions reasonably necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities, and references herein to the “Registration Statement” shall be deemed to include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

IV.

(a) The Agents propose to solicit offers to purchase the Securities upon the terms and conditions set forth herein and in the Time of Sale Prospectus and the Prospectus and upon the terms communicated to the Agents from time to time by the Purchasing Agent. For the purpose of such solicitations, the Agents will use the General Disclosure Package relating to Securities, and the Agents will solicit offers to purchase only as permitted or contemplated thereby and herein and will solicit offers to purchase the Securities only as permitted by the 1933 Act and the applicable securities laws or regulations of any jurisdiction. An Agent’s commitment to purchase Securities from the Purchasing Agent as principal shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to “this Agreement” shall include each applicable Terms Agreement. The Company reserves the right, in its sole discretion, to suspend solicitations of offers to purchase the Securities at any time for any period of time or permanently. Upon receipt of instructions (which may be given orally and confirmed in writing) from the Company to the

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Purchasing Agent and the Agents, the Agents will suspend promptly solicitation of offers to purchase until such time as the Company has advised the Purchasing Agent and the Agents that such solicitation may be resumed. Following any such notice, until such time as the Company shall notify the Agents, telephonically or in writing, to recommence solicitation of purchases of the Securities, the Company shall not be required to comply with the requirements of Section VII. Promptly after providing telephonic or written notice to the Agents to recommence such solicitation, the Company shall provide the opinions, certificates and comfort letters required by Section VII. Neither the Purchasing Agent nor any Agent shall be obligated to resume solicitations of offers to purchase Securities unless the Company has complied with the provisions of Sections III(a) and VII in full.

(b) Unless otherwise instructed by the Company, the Agents are authorized to solicit offers to purchase the Securities only in denominations of $1,000 or more (in integral multiples of $1,000). The Agents are not authorized to appoint subagents or to engage the services of any other broker or dealer in connection with the offer or sale of the Securities without the consent of the Company. Unless otherwise instructed by the Company, the Purchasing Agent shall communicate to the Company, orally or in writing, each offer to purchase Securities. The Company shall have the sole right to accept offers to purchase Securities and may reject any proposed offers to purchase Securities as a whole or in part. The Purchasing Agent and each Agent shall have the right, in its discretion, to reject any proposed purchase of Securities, as a whole or in part, and any such rejection shall not be deemed a breach of its agreements contained herein. The Company agrees to pay, without duplication, the Purchasing Agent, as consideration for soliciting offers to purchase Securities pursuant to a Terms Agreement, a concession in the form of a discount equal to the percentages of the aggregate principal amount of each Security actually sold as set forth in Exhibit B hereto; provided, however, that the Company and the Purchasing Agent may agree instead to a discount greater than or less than the percentages set forth in Exhibit B hereto. The actual aggregate discount with respect to each sale of Securities will be set forth in the related pricing supplement. The Purchasing Agent and the Agents or Selected Dealers will share the above-mentioned concession in such proportions as they may agree. Unless otherwise authorized by the Company, all Securities shall be sold to the public initially at a purchase price not to exceed 100% of the principal amount thereof, plus accrued interest, if any. Such purchase price shall be set forth in the confirmation statement of the Agent or Selected Dealer responsible for such sale that is delivered to each purchaser of the related Securities.

(c) Procedural details relating to the issue and delivery of, and the solicitation of purchases and payment for, the Securities are set forth in the Administrative Procedures attached hereto as Exhibit C, as amended from time to time (the “Procedures”). Unless otherwise provided in the applicable Terms Agreement, the provisions of the Procedures shall apply to all transactions contemplated hereunder. The Purchasing Agent, the Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed by each in the Procedures. The Procedures may only be amended by written agreement of the Company and the Purchasing Agent.

(d) Each of the Company, the Purchasing Agent and the Agents acknowledge and agree, and each Selected Dealer will be required to acknowledge and agree, that the Securities are being offered for sale in the United States only.

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V.

Each sale of Securities shall be made in accordance with the terms of this Agreement and a separate agreement in substantially the form attached as Exhibit D (a “Terms Agreement”) to be entered into between the Company and the Purchasing Agent, which will provide for the sale of such Securities by the Company to, and the purchase and reoffering thereof by, the Purchasing Agent as principal. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by the Purchasing Agent. The offering of Securities by the Company hereunder and the Purchasing Agent’s agreement to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Securities to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Securities to be purchased, the interest rate or interest rate index (and whether such interest rate shall be fixed or floating), the interest payment dates, the maturity date, whether the Securities provide for a Survivor’s Option (as such term is defined in the General Disclosure Package), whether the Securities are redeemable or otherwise repayable and, if so, on what terms and conditions, the net proceeds to the Company, the initial public offering price, if any, at which the Securities are proposed to be reoffered, and the time, the Settlement Date and place of delivery of and payment for such Securities, and any other relevant terms. In connection with the resale of the Securities purchased, without the consent of the Purchasing Agent, the Agents are not authorized to appoint subagents or to engage the service of any other broker or dealer, nor may any Agent reallow any portion of the discount paid to it. Terms Agreements, each of which shall be substantially in the form of Exhibit D hereto, or as otherwise agreed to between the Company and the Purchasing Agent, may take the form of an exchange of any standard form of written telecommunication between the Purchasing Agent and the Company.

VI.

(a) The Company represents and warrants to the Purchasing Agent and the Agents as of the date hereof, as of the date of each offer for the purchase of Securities, as of the date of each acceptance by the Company of an offer for the purchase of Securities (including each applicable Terms Agreement), as of the Applicable Time (as defined herein), as of each Settlement Date, and as of any time that the Registration Statement, the General Disclosure Package or the Prospectus shall be amended or supplemented (other than any Current Report on Form 8-K relating exclusively to the issuance of other securities under the Registration Statement) (each of the times referenced above being referred to herein as a “Representation Date”), as follows:

(1) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the 1933 Act (“Rule 405”), and the Securities have been and remain eligible for registration by the Company on a Rule 405 automatic shelf registration statement. The Company has complied to the SEC’s satisfaction with all requests of the SEC for additional or supplemental

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information. No stop order suspending the effectiveness of the Registration Statement, or notice objecting to its use pursuant to Rule 401(g)(2) under the 1933 Act (“Rule 401(g)(2)”), has been issued by the SEC and no order or notice from any court, arbitrator, regulatory body, administrative agency, governmental body or other authority or agency (collectively, “Governmental Entity”) preventing or suspending the use of the Registration Statement, the Time of Sale Prospectus or the Prospectus or any proceeding for such purpose has been instituted or is pending or, to the Company’s knowledge, is contemplated or threatened by a Governmental Entity.

At the respective times the Registration Statement and each amendment thereto became effective and at each deemed effective date with respect to the Purchasing Agent and the applicable Agent(s) pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, the Registration Statement complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations, and did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The Time of Sale Prospectus and the Prospectus and each amendment or supplement thereto, if any, at the time the same was or is issued and at the Settlement Date, complied, complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and neither the Time of Sale Prospectus or the Prospectus nor any amendment or supplement thereto as of its date and as of each date referenced in the first paragraph of this Section VI(a) included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As of the Applicable Time, the Time of Sale Prospectus and each Permitted Free Writing Prospectus (as defined in clause (m) of Section III) delivered to the Purchasing Agent and the Agents in connection with a particular offering and sale of Securities, all considered together (collectively, the “General Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subclause and elsewhere in this Agreement:

“Applicable Time” means, with respect to a particular offering and sale of Securities, such time and date indicated in the applicable Terms Agreement, or if there is no applicable Terms Agreement, the time and date of the acceptance by the Company of an offer for the purchase of Securities.

The Company has not made any offer relating to the particular Securities that would constitute an Issuer Free Writing Prospectus (as defined in Rule 433 of the 1933 Act Regulations) other than any Permitted Free Writing Prospectus.

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Each Permitted Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the distribution, offering and sale of the particular Securities or until any earlier date that the Company notified or notifies the Purchasing Agent and the Agents as described in clause (a) of Section III, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus. The Company has complied with the requirements of Rule 163, Rule 164 and Rule 433 of the 1933 Act Regulations with respect to each Permitted Free Writing Prospectus.

The representations and warranties in this subclause shall not apply to statements in or omissions from the Registration Statement, the General Disclosure Package or the Prospectus made in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent or any Agent through the Purchasing Agent expressly for use therein.

(2) Well-Known Seasoned Issuer and Status as Ineligible Issuer. (A) At the time of filing the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) of the Rules and Regulations) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the 1933 Act Regulations and (D) at the date hereof, the Company was and is a “well-known seasoned issuer”, as defined in Rule 405, and has not been and is not an “ineligible issuer” as defined in Rule 405.

(3) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus, when they became effective or at the time they were or hereafter are filed with the SEC, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, (a) at the time the Registration Statement became effective, (b) at the Applicable Time and (c) at each date referenced in the first paragraph of this clause (a), did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(4) Independent Accountants. The accountants who certified the financial statements and any supporting schedules thereto included in the Registration Statement, the General Disclosure Package or the Prospectus are an independent registered public accounting firm as required by the 1933 Act, the 1933 Act Regulations and the Public Company Accounting Oversight Board (United States).

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(5) Financial Statements. The financial statements of the Company included in the Registration Statement, the General Disclosure Package or the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position of the Company, or such other entity, as the case may be, at the dates indicated and the statement of operations, stockholder’s equity and cash flows of the Company, or such other entity, as the case may be, for the periods specified. Such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. Except as otherwise included in the Registration Statement, the General Disclosure Package and the Prospectus, neither pro forma financial statements of the Company nor the financial statements of any entity other than the Company are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations. The supporting schedules, if any, included in the Registration Statement, the General Disclosure Package or the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The Company’s ratios of earnings to fixed charges included in the Registration Statement (including Exhibit 12), the General Disclosure Package and the Prospectus have been calculated in compliance with Item 503(d) of Regulation S-K under the 1933 Act. The selected financial data and the summary financial information included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K under the 1933 Act, to the extent applicable. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto.

(6) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, (A) there has been no Material Adverse Change, (B) there have been no transactions entered into by the Company, other than those arising in the ordinary course of business, which are material with respect to the Company, (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (D) there has not been any material change in the long-term debt of the Company and (E) there has been no amendment to the Support Agreement between the Company and PACCAR, as amended and restated on January 18, 1989.

(7) Good Standing of the Company and PACCAR. PACCAR has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and the Company has been duly incorporated, is validly existing as a corporation, and is active under the laws of the State of Washington. The Company has

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the requisite power and authority to own its property and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change.

(8) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Company’s most recent Annual Report on Form 10-K or, if applicable, subsequent Quarterly Report on Form 10-Q. All of the issued and outstanding capital stock of the Company has been duly authorized and validly issued by the Company and is fully paid and non-assessable and is owned by PACCAR, free and clear of all liens, encumbrances, equities or claims.

(9) Authorization of this Agreement and Terms Agreement. This Agreement and each applicable Terms Agreement has been duly authorized, executed and delivered by the Company.

(10) Authorization of Securities. The Securities have been duly authorized by the Company for issuance and sale pursuant to this Agreement and each applicable Terms Agreement. At the applicable Settlement Date, the Securities will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the requisite consideration therefor, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The Securities will be in the form contemplated by, and each registered holder thereof is entitled to the benefits of, the Indenture.

(11) Authorization of the Indenture. The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued or issuable under the Indenture that are payable in a foreign currency (or a foreign currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States.

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(12) Descriptions of the Securities and the Indentures. The Indenture conforms, and, upon issuance, the Securities will conform, in all material respects to the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and will be substantially in the forms filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

(13) Absence of Defaults and Conflicts. The Company is not in violation of its Articles of Incorporation or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company is a party or by which may be bound, or to which any of the assets, properties or operations of the Company is subject (collectively, “Agreements and Instruments”), except for such defaults that would not result in a Material Adverse Change. The execution, delivery and performance of this Agreement, each applicable Terms Agreement, the Indenture, the Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Registration Statement, the General Disclosure Package and the Prospectus and the consummation of the transactions contemplated herein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described therein) and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary Company action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company pursuant to, any Agreements and Instruments, nor will such action result in any violation of the provisions of the organizational documents or by-laws of the Company or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company.

(14) Absence of Labor Dispute. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, which, in either case, could be expected to result in a Material Adverse Change.

(15) Absence of Proceedings. Other than as set forth in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company which is required to be

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disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus (other than as stated) in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or which could be expected to result in a Material Adverse Change, or which could be expected to materially and adversely affect the consummation of the transactions contemplated under the Registration Statement, the General Disclosure Package and the Prospectus, this Agreement, each applicable Terms Agreement, the Securities or the Indenture, or the performance by the Company of its obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Company is a party or of which any of its assets, properties or operations is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, could not be expected to result in a Material Adverse Change.

(16) Accuracy of Exhibits. There are no contracts or documents which are required under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations to be described in the Registration Statement, the Time of Sale Prospectus or the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described or filed as required.

(17) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of this Agreement, any applicable Terms Agreement or the Securities or for the performance by the Company of the transactions contemplated under the Registration Statement, the General Disclosure Package, the Prospectus, this Agreement, any Terms Agreement, the Securities or the Indenture, except the registration of the Securities under the 1933 Act, the qualification of the Indenture under the 1939 Act and such consents, approvals, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance and sale of the Securities and except such as have been already made, obtained or rendered, as applicable.

(18) Possession of Licenses and Permits. The Company possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it. The Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Change. All of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Change. The Company has received no notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

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(19) Insurance. The Company has in full force and effect insurance with reputable insurers covering its assets, properties, operations, personnel and business against such losses, damage, risks and hazards as are adequate in accordance with customary business practices to protect the Company and its businesses.

(20) Investment Company Act. The Company is not, nor upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

(21) Environmental Laws. Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Change, (A) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company and (D) there are no events or circumstances that might be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to Hazardous Materials or any Environmental Laws.

(22) Patriot Act. The Company will apply the net proceeds received from the offering and sale of the Securities as described in the Registration Statement, the General Disclosure Package and the Prospectus and, to the knowledge of the Company, none of such net proceeds will be used to further any action in violation or contravention of the U.S.A. Patriot Act or otherwise violate or contravene the rules, regulations or policies of the U.S. Office of Foreign Assets Control.

(23) Internal Control Over Financial Reporting. The Company maintains an effective system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or

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specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) that the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the SEC’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in any such party’s internal control over financial reporting (whether or not remediated) and (B) no change in any such party’s internal control over financial reporting that has materially affected, or is likely to materially affect, such internal control over financial reporting.

(24) Disclosure Controls and Procedures. The Company employs effective disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(25) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(26) Pending Proceedings and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering and sale of the Securities.

(27) No Unlawful Contributions or Other Payments. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are expected to continue to ensure, continued compliance therewith.

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(28) No Conflict with Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(b) Any certificate signed by any officer of the Company and delivered to the Purchasing Agent or to counsel for the Purchasing Agent and the Agents in connection with an offering of Securities or the sale of Securities to the Purchasing Agent as principal shall be deemed a representation and warranty by the Company to the Purchasing Agent and the Agents as to the matters covered thereby on the date of such certificate and at each date referenced in the first paragraph of clause (a) above subsequent thereto.

VII.

The Company covenants and agrees with the Purchasing Agent and the Agents that:

(a) Each acceptance by the Company of an offer for the purchase of Securities, and each delivery of Securities, shall be deemed to be an affirmation that the representations and warranties of the Company contained herein or in any certificate theretofore delivered pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the Purchasing Agent of the Security or Securities relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement, the General Disclosure Package and Prospectus as amended and supplemented to each such time).

(b) Each time that:

(1) the applicable Terms Agreement so specifies;

(2) the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the SEC;

(3) the Company files a Current Report on Form 8-K required by Item 2.01 of Form 8-K with the SEC; or

(4) if requested by the Purchasing Agent or the Agents after the Registration Statement, the General Disclosure Package or the Prospectus has otherwise been, or is to be, amended or supplemented (other than by an amendment or supplement providing solely for interest rates, maturity dates or other terms of Securities or similar changes or which relates to an offering of securities other than the Securities);

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the Company shall furnish or cause to be furnished forthwith to the Purchasing Agent and the Agent(s) a certificate, dated the date so specified in such Terms Agreement, the date of filing with the SEC of such document or the date of the issuance of such other amendment or supplement, as the case may be, in form satisfactory to the Purchasing Agent and the Agent(s), to the effect that the statements contained in the certificate referred to in Section II(b) hereof which was last furnished to the Purchasing Agent and the Agents are true and correct at the date specified in such Terms Agreement, the date of such filing or the date of such issuance as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate substantially similar to the certificate referred to in Section II(b) hereof, modified as necessary to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(c) Each time that:

(1) the applicable Terms Agreement so specifies;

(2) the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the SEC;

(3) the Company files a Current Report on Form 8-K required by Item 2.01 of Form 8-K with the SEC; or

(4) if requested by the Purchasing Agent or the Agents after the Registration Statement, the General Disclosure Package or the Prospectus has otherwise been, or is to be, amended or supplemented (other than by an amendment or supplement providing solely for interest rates, maturity dates or other terms of Securities or similar changes or which relates to an offering of securities other than the Securities);

the Company shall furnish or cause to be furnished forthwith to the Purchasing Agent and the Agent(s), the written opinions of counsel to the Company referred to in Sections II(a)(1) and (2), or other counsel satisfactory to the Purchasing Agent and the Agent(s), dated the date so specified in such Terms Agreement, the date of filing with the SEC of such document or the date of the issuance of such other amendment or supplement, as the case may be, in form and scope satisfactory to the Purchasing Agent and the Agent(s), of the same tenor as the opinion referred to in Sections II(a)(1) and (2) but modified, as necessary, to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Purchasing Agent and the Agents shall furnish the Purchasing Agent and the Agent(s) with a letter substantially to the effect that the Purchasing Agent and the Agent(s) may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement, the General Disclosure Package and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

(d) Each time that:

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(1) the applicable Terms Agreement so specifies;

(2) the Company files an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q with the SEC that is incorporated by reference into the Prospectus;

(3) the Company files a Current Report on Form 8-K that includes financial information or statements; or

(4) if requested by the Purchasing Agent or the Agents and the Registration Statement, the General Disclosure Package or the Prospectus has otherwise been, or is to be, amended or supplemented to include financial information or financial statements;

the Company shall cause its independent registered public accounting firm to furnish forthwith to the Purchasing Agent and such Agent(s) a comfort letter, dated the date so specified in such Terms Agreement, the date of filing with the SEC of such document or the date of the issuance of such other amendment or supplement, as the case may be, in form satisfactory to the Purchasing Agent and the Agent(s) and substantially in the form of the letter referred to in Section II(c) hereof, modified as necessary to relate to the Registration Statement, the Disclosure Package and the Prospectus as amended and supplemented to the date of such letter.

VIII.

(a) The Company agrees to indemnify and hold harmless the Purchasing Agent and each Agent and their respective partners, directors and officers and each person, if any, who controls the Purchasing Agent or any Agent (collectively, “Agent Indemnified Parties”) within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Time of Sale Prospectus, any Issuer Free Writing Prospectus or Permitted Free Writing Prospectus or the Prospectus or in any “issuer information” (as defined in Rule 433 of the 1933 Act Regulations) of the Company that is filed or required to be filed under Rule 433(d) (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission referred to in subsection (i) above or any alleged untrue statement or omission; and

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(iii) against any and all expense whatsoever, as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent or any Agent through the Purchasing Agent expressly for use in the Registration Statement (or any amendment thereto) or the Time of Sale Prospectus, any Issuer Free Writing Prospectus or Permitted Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b) In no case shall the Company be liable under the indemnity agreement set forth in clause (a) above with respect to any claim made against any Agent Indemnified Party unless the Company shall be notified in writing of the nature of the claim promptly after the assertion thereof, but failure to so notify the Company shall not relieve it from any liability which it may have otherwise than on account of said indemnity agreement. The Company shall be entitled to participate at its own expense in the defense, or, if it so elects, within a reasonable time after receipt of such notice, to assume the defense, of any suit brought to enforce any such claim, but if it so elects to assume the defense, such defense shall be conducted by counsel chosen by it and approved by the Purchasing Agent and the Agents who are party to such suit, which approval shall not be unreasonably withheld. In the event that the Company elects to assume the defense of any such suit and retains such counsel, the Agent Indemnified Parties who are party to such suit shall bear the fees and expenses of any additional counsel thereafter retained by them. In the event that the parties to any such action (including impleaded parties) include the Company and the Purchasing Agent and/or one or more Agents and the Agent Indemnified Parties shall have reasonably concluded that there may be one or more legal defenses available to them which represent a conflict of interest between the Company and the Agent Indemnified Parties in the conduct of the defense of such action or additional or different defenses available to the Agent Indemnified Parties such that, in either case, the counsel retained by the Company to defend the Agent Indemnified Parties in such action cannot adequately represent the interests of the Agent Indemnified Parties, the Company shall not have the right to assume the defense of such action on behalf of any such Agent Indemnified Parties and the Company will reimburse, without duplication, such Agent Indemnified Parties as aforesaid for the reasonable fees and expenses of any counsel retained by them, it being understood that the Company shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) for all such Agent Indemnified Parties, which firm shall be designated by the Purchasing Agent and the Agents in writing. The Company agrees to notify the Purchasing Agent and the Agents promptly after the assertion of any claim against it, any of its directors, any of its officers who signed the Registration Statement, or any person who controls it within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in connection with the offering and sale of the Securities.

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(c) The Purchasing Agent and the Agents, severally and not jointly, agree to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in clause (a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or the Time of Sale of Prospectus, any Issuer Free Writing Prospectus or Permitted Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Purchasing Agent or any Agent through the Purchasing Agent expressly for use in the Registration Statement (or any amendment thereto) or the Time of Sale Prospectus, such Issuer Free Writing Prospectus or Permitted Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto). In case any action shall be brought against the Company or any person so indemnified based on the Registration Statement (or any amendment thereto) or the Time of Sale Prospectus, such Issuer Free Writing Prospectus or Permitted Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against the Purchasing Agent or any Agent, the Purchasing Agent or such Agent, as applicable, shall have the rights and duties given to the Company and the Company and each person so indemnified shall have the rights and duties given to the Purchasing Agent and the Agents, by the provisions of clause (b) above.

(d) The indemnity agreements contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company, or any Agent Indemnified Parties, and shall survive the delivery of the Securities to the Purchasing Agent and the Agent.

(e) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought hereunder (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnifying party shall be liable for any claim or action settled without its consent.

(f) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for herein is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Purchasing Agent and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreements incurred by the Company, the Purchasing Agent and the Agents, in such proportions so as to reflect the relative benefits received by the Company, on the one hand, and the Purchasing Agent and the Agents, on the other hand, such that the Purchasing Agent and the Agents (without duplication) are responsible for that portion represented by the percentage that the discount received by them in connection with the offering and sale of the applicable Securities bears to the initial public offering price of such Securities and the Company is responsible for the balance. If the allocation

24

provided by the preceding sentence is not permitted by applicable law, then the Company, the Purchasing Agent and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreements in such proportion as is appropriate to reflect not only the relative benefits referred to in the preceding sentence but also the relative fault of the Company, on the one hand, and of the Purchasing Agent and the Agents, on the other hand. The relative fault of the Company, on the one hand, and the Purchasing Agent and the Agents, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Purchasing Agent and the Agents and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the provisions of this Section VIII(f), no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Securities that was the subject of the claim for indemnification exceeds the amount of any damages which it shall have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each Agent Indemnified Party shall have the same rights to contribution as the Purchasing Agent and the Agents, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The respective obligations of the Purchasing Agent and the Agents to contribute pursuant to this clause (f) are several in proportion to their respective underwriting obligations and not joint.

IX.

The Company may elect to suspend or terminate the offering of Securities under this Agreement at any time; the Company also (as to the Purchasing Agent or any one or more of the Agents) or any Agent (as to itself) may terminate the appointment and arrangements described in this Agreement. Upon receipt of instructions from the Company, the Purchasing Agent shall suspend or terminate the participation of any Selected Dealer under the Master Selected Dealer Agreement. Such actions may be taken, in the case of the Company, by giving prompt written notice of suspension to the Purchasing Agent and all of the Agents and by giving not less than five (5) days’ written notice of termination to the affected party and the other parties to this Agreement or, in the case of the Purchasing Agent or an Agent, by giving not less than five (5) days’ written notice of termination to the Company except that, if at the time of termination an offer for the purchase of Securities shall have been accepted by the Company but the time of delivery to the purchaser or his/her agent of the Security or Securities relating thereto shall not yet have occurred, the Company shall have the obligations provided herein with respect to such Security or Securities. The Company shall promptly notify the other parties in writing of any such termination.

25

The Purchasing Agent may, and upon the request of an Agent with respect to any Securities being purchased by such Agent shall, terminate any Terms Agreement hereunder by the Purchasing Agent to purchase such Securities from the Company, immediately upon notice to the Company at any time at or prior to the Settlement Date relating thereto, if (i) there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any Material Adverse Change, except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, (ii) there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof or other calamity or crisis, the effect of which in each case is such as to make it, in the judgment of the Purchasing Agent or such Agent or Agents, impracticable or inadvisable to market the Securities or enforce contracts for the sale of the Securities, (iii) trading in any securities of the Company has been suspended by the SEC or any national securities exchange or if trading generally on the New York Stock Exchange or the Nasdaq Global Select Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any such exchange or market or by order of the SEC, the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any other governmental authority, or (iv) a general moratorium on commercial banking activities has been declared by either Federal or New York authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred.

Any Terms Agreement shall be subject to termination in the absolute discretion of the Purchasing Agent on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any Terms Agreement, and the termination of any Terms Agreement shall not require termination of this Agreement.

If this Agreement is terminated, Section III(b), Section VIII, Section XI, Section XII and Section XIII hereof shall survive and shall remain in effect; provided that if at the time of termination of this Agreement an offer to purchase Securities has been accepted by the Company but the time of delivery to the Purchasing Agent of such Securities has not occurred, the provisions of all of Section III, Section IV(b), Section V and Section VI shall also survive until time of delivery.

In the event a proposed offering of Securities is not completed according to the terms of this Agreement and an executed Terms Agreement, the Purchasing Agent and the applicable Agents will be reimbursed by the Company only for out-of-pocket accountable expenses actually incurred.

X.

Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to the Purchasing Agent or an Agent shall be sufficient in all respects if delivered in person or sent by facsimile transmission (confirmed in writing) or registered mail to the Purchasing Agent or such Agent at its address or facsimile number set forth on Annex A hereto and if to the Company shall be sufficient in all respects if delivered or sent by facsimile transmission (confirmed in writing) or registered mail to the Company at the address specified below. All such notices shall be effective on receipt.

26

If to the Company:

PACCAR Financial Corp.

777 106th Avenue NE

Bellevue, WA 98004

Attention: Treasurer

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section.

XI.

This Agreement shall be binding upon the Purchasing Agent, the Agents, and the Company, and shall inure solely to the benefit of the Purchasing Agent, the Agents and the Company and any other person expressly entitled to indemnification or contribution hereunder and the respective personal representatives, successors and assigns of each, and no other person shall acquire or have any rights under or by virtue of this Agreement. No purchaser of Securities from the Purchasing Agent or any Agent shall be deemed to be a successor by reason merely of such purchase.

XII.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

XIII.

The Company will pay, without duplication, the following expenses incident to the performance of its obligations under this Agreement: (i) the preparation and filing of the Registration Statement as originally filed and any amendments or supplements thereto and any Issuer Free Writing Prospectuses and Permitted Free Writing Prospectuses and delivery of copies thereof to the Purchasing Agent and the Agents; (ii) the preparation, issuance and delivery of the Securities; (iii) the fees and disbursements of counsel for the Company in connection with the establishment of the program relating to the Securities and the transactions contemplated hereby, of the independent public accountants of the Company, of the Trustee and its counsel and of any paying, calculation or other agents appointed by the Company; (iv) the preparation, printing and delivery to the Purchasing Agent and the Agents in quantities as hereinabove stated of copies of the Time of Sale Prospectus, the final term sheets referenced in Section III (n) and the Prospectus and any amendments or supplements thereto; (v) if the Company lists Securities on a securities exchange or market, the costs and fees of such listing, as well as the costs and fees of The Depository Trust Company; (vi) the cost of providing CUSIP or other identification numbers for the Securities; (vii) all reasonable expenses in connection with “Blue Sky” or FINRA matters; (viii) the reasonable fees and disbursements of Sidley Austin LLP, counsel for the Purchasing Agent and the Agents, in connection with the establishment of the program relating to the Securities; and (ix) any fees charged by nationally recognized statistical rating organizations for the rating of the Securities.

27

XIV.

The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement or any Terms Agreement, including the determination of any initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Purchasing Agent and the Agents, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction, each of the Purchasing Agent and the Agents is and has been acting solely as a principal and is not the financial advisor or fiduciary of the Company, or any of its affiliates, stockholders, creditors or employees; (iii) neither the Purchasing Agent nor any Agent has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby (irrespective of whether the Purchasing Agent or any such Agent has advised or is currently advising the Company on other matters) and neither the Purchasing Agent nor any Agent has any obligation to the Company with respect to any offering and sale of Securities except the obligations expressly set forth in this Agreement or any Terms Agreement; (iv) the Purchasing Agent and the Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Purchasing Agent and the Agents have no obligation to disclose any of such interests by virtue of any advisory or fiduciary relationship; and (v) the Purchasing Agent and the Agents have not provided any legal, accounting, business, regulatory or tax advice with respect to any offering and sale of Securities and the Company has consulted its own advisors to the extent it deemed appropriate.

* * *

This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

28

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Company and you.

Very truly yours, PACCAR FINANCIAL CORP.

By:
Name:
Title:

By:
Name:
Title:

Confirmed and accepted as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

By:
Name:
Title:

INCAPITAL LLC

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

WELLS FARGO ADVISORS, LLC

By:
Name:
Title:

29

RBC CAPITAL MARKETS, LLC

By:
Name:
Title:

U.S. BANCORP INVESTMENTS, INC.

By:
Name:
Title:

30

ANNEX A

AGENT CONTACT INFORMATION

Merrill Lynch, Pierce, Fenner & Smith Incorporated

50 Rockefeller Plaza

NY100-12-1

New York, New York 10020

Attention: High Grade Transaction Management/Legal

Telephone: (646) 855-0742

Telecopier: (704) 264-2522

Incapital LLC

200 South Wacker Drive

Suite 3700

Chicago, Illinois 60606

Attention: Brian Walker

Telephone: (312) 379-3700

Telecopier: (312) 379-3701

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

Telecopier: (212) 816-7912

Wells Fargo Advisors, LLC

One North Jefferson

St. Louis, Missouri 63103

Attention: Julie Perniciaro

Telephone: (314) 875-5000

Telecopier: (314) 955-4897

RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281

Attention: Mark Hernandez

Telephone: (212) 858-7394

Telecopier: (212) 658-6137

U.S. Bancorp Investments, Inc.

214 N. Tryon St. 26th Floor

EX-NC-WSTC

Charlotte, North Carolina 28202

Attention: High Grade Syndicate

Annex A-1

Telephone: 877-558-2607

Telecopier: 704-335-2393

Annex A-2

EXHIBIT A-1

FORM OF OPINION OF BRUCE N. HOLLIDAY

(i) PACCAR has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and the Company has been duly incorporated, is validly existing as a corporation, and is active under the laws of the State of Washington.

(ii) The Company has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Agreement and any applicable Terms Agreement.

(iii) The Company is duly qualified and in good standing as a foreign corporation to transact business in each jurisdiction in which the failure to so qualify and be in good standing would materially adversely affect its business or financial condition.

(iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the General Disclosure Package and the Prospectus and the shares of issued and outstanding capital stock set forth therein have been duly authorized and validly issued and are fully paid and non-assessable and are owned, of record and beneficially, by PACCAR, free and clear of any mortgage, pledge, lien, claim or encumbrance except as described in the Prospectus.

(v) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company which would affect the subject matter of this Agreement or any applicable Terms Agreement or which is required to be disclosed in the Time of Sale Prospectus or the Prospectus and is not disclosed and correctly summarized therein.

(vi) The Company is not in violation of its corporate charter or bylaws or, to the best of such counsel’s knowledge after due inquiry, in default under any material agreement, indenture or instrument, the effect of which violation or default would be material to the Company.

(vii) The execution, delivery and performance of this Agreement and any applicable Terms Agreement, and compliance by the Company with the provisions of the Securities and the Indenture, will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel after due inquiry, or result in a violation of the corporate charter or bylaws of the Company or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, or its properties, the effect of which conflict, lien, charge, encumbrance, default or violation would be material to the Company; and, except as may be required by the 1933 Act, the 1939 Act, the 1934 Act or state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement or any Terms Agreement, the failure to obtain which consent, authorization or order to make which filing or registration would be material to the Company.

Exhibit A-1-1

(viii) The Indenture conforms, and, upon issuance, the Securities will conform, in all material respects to the statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and will be substantially in the forms filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement.

(ix) All descriptions in the Registration Statement, the General Disclosure Package and the Prospectus of contracts and other documents to which the Company is a party are accurate in all material respects. To the best of such counsel’s knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

(x) To the best of such counsel’s knowledge, there are no statutes or regulations that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus that are not described as required.

(xi) The Registration Statement and the Prospectus (except that no opinion need be expressed as to the financial statements and other financial data contained therein) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and the documents incorporated by reference in the Registration Statement, the Prospectus and, if this opinion is required by an agreement by an Agent to purchase Securities as principal, the General Disclosure Package (except that no opinion need be expressed as to the financial statements and other financial data contained therein) comply as to form in all material respects with the applicable requirements of the 1934 Act and 1934 Act Regulations; such counsel shall also confirm that no facts have come to the attention of such counsel that gives such counsel reason to believe that, as of the applicable effective date, the Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Prospectus or any amendment or supplement thereto, as of its date and, if this opinion is required by an agreement by an Agent to purchase Securities as principal, as of the Settlement Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, if this opinion is required by any agreement by an Agent to purchase Securities as principal, that the General Disclosure Package as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exhibit A-1-2

EXHIBIT A-2

FORM OF OPINION OF PERKINS COIE LLP

(i) The statements in the Registration Statement, the General Disclosure Package and the Prospectus under the captions “Description of the Notes,” “Description of Securities” and “Certain ERISA Considerations,” in each case insofar as the statements purport to describe the provisions of documents and laws referred to therein, are accurate in all material respects.

(ii) The Indenture is qualified under, and complies in all material respects as to form with, the Trust Indenture Act.

(iii) The Registration Statement has become effective under the 1933 Act. To the knowledge of such counsel, (a) no stop order suspending effectiveness of the Registration Statement has been issued under the 1933 Act, and no proceedings for this purpose are pending or threatened by the SEC, and (b) no order of the SEC challenging the accuracy or adequacy of any document incorporated by reference in any Prospectus has been issued, and no proceedings for this purpose are pending or threatened by the SEC.

(iv) Any required filing of any preliminary pricing supplement and of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the 1933 Act has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)). Any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 under the 1933 Act has been made in the manner and within the time period required by Rule 433(d).

(v) The Company is not, and immediately upon receipt of payment for the Securities will not be, an “investment company” within the meaning of the 1940 Act.

(vi) Without independent verification of the factual accuracy, completeness or fairness of any statements made in the Registration Statement, the Prospectus or any documents incorporated by reference therein or in any General Disclosure Package, each of the Registration Statement and the Prospectus (except that no opinion need be expressed as to the financial statements, financial schedules and other financial information contained therein or that part of the Registration Statement that constitutes the Form T-1) appear on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the applicable rules and regulations of the SEC thereunder, and each of the documents incorporated by reference in the Registration Statement, the Prospectus and, if this opinion is required by an agreement by an Agent to purchase Securities as principal, the General Disclosure Package (except that no opinion need be expressed as to the financial statements, financial schedules and other financial information contained therein) appear on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder.

(vii) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company.

Exhibit A-2-1

(viii) The Indenture has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company enforceable in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, insolvency, other laws relating to creditors’ rights generally or by general equity principles).

(ix) The Securities are in a form contemplated by the Indenture and have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the Indenture and delivered against payment therefor in accordance with this Agreement and any applicable Terms Agreement, will be legal, valid and binding obligations of the Company enforceable in accordance with their terms (except as enforcement thereof may be limited by bankruptcy, insolvency, other laws relating to creditors’ rights generally or by general equity principles).

(x) The information in the Registration Statement and the Prospectus under “United States Federal Income Taxation,” to the extent that it constitutes matters of law, summaries of legal matters, has been reviewed by us and is correct in all material respects; and our opinion set forth under “United States Federal Income Taxation” is confirmed.

(xi) Such counsel shall also confirm that although such counsel assumes no responsibility for the factual accuracy, completeness or fairness of any statements (other than as set forth in paragraphs (i) and (x) above and subject to the assumptions, exclusions and qualifications set forth in such counsel’s opinion) made in (a) the Registration Statement or any amendment or supplement thereto, (b) the General Disclosure Package or any amendment or supplement thereto, (c) the Prospectus or any amendment or supplement thereto, or (d) the documents incorporated by reference in the Prospectus or any further amendment or supplement thereto, nothing has come to such counsel’s attention that caused such counsel to believe that:

a. the Registration Statement or any amendment or supplement thereto (except for the financial statements, financial schedules and other financial information included therein and that part of the Registration Statement that constitutes the Form T-1, as to which such counsel makes no statement) at the time the Registration Statement or such amendment or supplement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or

b. if this opinion is required by any agreement by an Agent to purchase Securities as principal, the General Disclosure Package (except for the financial statements, financial schedules and other financial information included therein, as to which such counsel makes no statement) as of the Applicable Time contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

c. the Prospectus (except for the financial statements, financial schedules and other financial information included therein, as to which such counsel makes no statement) as of its date and as of the Settlement Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Exhibit A-2-2

EXHIBIT B

CONCESSIONS SCHEDULE

	Purchase	Total
Maturity	Price	Fees
<1.5	99.700%	0.300%
<2	99.575%	0.425%
<2.5	99.450%	0.550%
<3.5	99.175%	0.825%
<4.5	99.050%	0.950%
<5.5	98.750%	1.250%
<6.5	98.650%	1.350%
<7.5	98.550%	1.450%
<8.5	98.450%	1.550%
<9.5	98.350%	1.650%
<10.5	98.200%	1.800%
<11.5	98.100%	1.900%
<12.5	98.000%	2.000%
<13.5	97.850%	2.150%
<14.5	97.700%	2.300%
<15.5	97.500%	2.500%
<16.5	97.400%	2.600%
<17.5	97.300%	2.700%
<18.5	97.200%	2.800%
<19.5	97.100%	2.900%
<20.5	97.000%	3.000%
<21.5	97.000%	3.000%
<22.5	97.000%	3.000%
<23.5	97.000%	3.000%
<24.5	97.000%	3.000%
<25.5	97.000%	3.000%
<26.5	97.000%	3.000%
<27.5	97.000%	3.000%
<28.5	97.000%	3.000%
<30	97.000%	3.000%
30+	96.850%	3.150%

Exhibit B-1

EXHIBIT C

PACCAR FINANCIAL INTERNOTES®, SERIES B

DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

ISSUED BY

PACCAR Financial Corp.

ADMINISTRATIVE PROCEDURES

PACCAR Financial InterNotes®, Series B, Due Nine Months or More From Date of Issue (the “Securities”) are offered on a continuing basis by PACCAR Financial Corp. (the “Company”). The Securities will be offered by Incapital LLC (the “Purchasing Agent”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Wells Fargo Advisors LLC, RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc. (collectively, the “Agents”) pursuant to a Selling Agent Agreement among the Company, the Purchasing Agent and the Agents (the “Selling Agreement”) and one or more terms agreements substantially in the form attached to the Selling Agreement as Exhibit D (each a “Terms Agreement”). The Securities are being sold by the Company to the Purchasing Agent as principal for resale to (i) the Agents and (ii) to selected broker-dealers (the “Selected Dealers”) pursuant to a Master Selected Dealers Agreement (a “Dealers Agreement”) attached hereto as Schedule A, in each case for distribution to their customers. The Agents have agreed to use their reasonable best efforts to solicit purchases of the Securities. The Securities will constitute a series of senior debt securities under an Indenture, dated as of November 20, 2009 between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented from time to time in the future (the “Indenture”). Pursuant to the terms of the Indenture, The Bank of New York Mellon will serve as authenticating agent (the “Authenticating Agent”), paying agent (the “Paying Agent”) and security registrar (the “Security Registrar”).

Each tranche of Securities will be issued in book-entry only form and represented by one or more fully registered global notes without coupons (each, a “Global Note”) held by the Trustee, as agent for The Depository Trust Company (“DTC”) and recorded in the book-entry system maintained by DTC. Each Global Note will have the interest rate (which may be fixed or floating), maturity and other terms set forth in the relevant pricing supplement. Owners of beneficial interests in a Global Note will be entitled to physical delivery of Securities issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture, the General Disclosure Package and the Prospectus (each defined in the Selling Agreement).

Administrative procedures and specific terms of the offering are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department. The Company will advise the Purchasing Agent, the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Purchasing Agent, the Agents and the Trustee are to communicate regarding offers to purchase Securities and the details of their delivery.

Exhibit C-1

Securities will be issued in accordance with the administrative procedures set forth herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Securities, the Indenture, the Selling Agreement, the General Disclosure Package or the Prospectus, the relevant provisions of the Securities, the Indenture, the Selling Agreement, the General Disclosure Package and the Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Selling Agreement, the Time of Sale Prospectus (as defined in the Selling Agreement) in the form most recently filed with the SEC pursuant to Rule 424 of the 1933 Act or in the Indenture.

Administrative Procedures for Securities

In connection with the qualification of Securities for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the “Certificate Agreement”) and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”). The procedures set forth below may be modified in compliance with DTC’s then-applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent.

Maturities:	Each Security will mature on a date (the “Stated Maturity Date”) not less than nine months after the date of delivery by the Company of such Security. Securities will mature on any date selected by the Company. “Maturity Date”, when used with respect to any Security, means the date on which the outstanding principal amount of such Security becomes due and payable in full in accordance with its terms, whether at its Stated Maturity Date or by acceleration, call for redemption, notice for repayment (including exercise of a Survivor’s Option) or otherwise.

Issuance:	All Securities having the same terms will be represented initially by one or more Global Notes. Each Global Note will be dated and issued as of the date of its authentication by the Trustee or the Authenticating Agent.

Each Global Note will bear an original issue date (the “Original Issue Date”). The Original Issue Date shall remain the same for all Securities subsequently issued upon transfer, exchange or substitution of an original Security regardless of their dates of authentication.

Identification Numbers:

The Company has received from the CUSIP Service Bureau (the “CUSIP Service Bureau”) of Standard & Poor’s Ratings Services (“Standard & Poor’s”) a series of CUSIP numbers for future assignment to Global Notes. The Company will provide the Purchasing Agent, DTC and the Trustee with a list of such CUSIP numbers. On behalf of the Company, the Purchasing

Exhibit C-2

Agent will assign CUSIP numbers as described below under “Procedure for Rate Setting and Posting”. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Notes. The Company will reserve additional CUSIP numbers when necessary for assignment to Global Notes and will provide the Purchasing Agent, the Trustee and DTC with the list of additional CUSIP numbers so obtained.

Registration:	Unless otherwise specified by DTC, Global Notes will be issued only in fully registered form without coupons. Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture by the Trustee or the Security Register. The beneficial owner of a Security (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Security, the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner of such Security in the account of such Participants. The ownership interest of such beneficial owner in such Security will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:	Transfers of interests in a Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such interests.

Exchanges:	The Trustee, at the Company’s request, may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent Securities having the same terms (except that Original Issue Dates need not be the same) and for which interest, if any, has been paid to the same date and which otherwise constitute Securities of the same series and tenor under the Indenture, (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date, if any, for the related Securities, on which such Global Notes shall be exchanged for a single replacement Global Note, and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its participants (including the issuing Agent) and the Trustee a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will

Exhibit C-3

deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.

Denominations:	Unless otherwise agreed by the Company, Securities will be issued in denominations of $1,000 or more (in integral multiples of $1,000). Global Notes will be denominated in principal amounts not in excess of $500,000,000 or any other limit set by DTC.

Issue Price:	Unless otherwise specified in an applicable pricing supplement, each Security will be issued at the percentage of principal amount specified in the Prospectus relating to such Security.

Interest:	General. Each Security will bear interest at the fixed rate specified therein and in the applicable pricing supplement. Except as otherwise indicated in the terms of the Security or in the applicable pricing supplement, interest on each Security will accrue from the Original Issue Date of such Security for the first interest period and from the most recent Interest Payment Date to which interest has been paid for all subsequent interest periods. Except as set forth hereafter, each payment of interest on a Security will include interest accrued to, but excluding, as the case may be, the applicable Interest Payment Date or the Maturity Date.

Each pending deposit message described under Settlement Procedure “C” below will be routed to Standard & Poor’s, which will use the message to include certain information regarding the related Securities in the appropriate daily bond report published by Standard & Poor’s.

Each Security will bear interest from, and including, its Original Issue Date at the fixed rate per annum set forth thereon and in the applicable pricing supplement until the principal amount thereof is paid, or made available for payment, in full. Unless otherwise specified in the Prospectus, interest on each Security will be payable either monthly, quarterly, semi-annually or annually on each Interest Payment Date and the Maturity Date. Interest will be payable to the person in whose name a Security is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, interest payable on the Maturity Date will be payable to the person to whom principal shall be payable.

Exhibit C-4

The interest rates that the Company will agree to pay on newly-issued Securities are subject to change without notice by the Company from time to time, but no such change will affect any Securities already issued or as to which an offer to purchase has been accepted by the Company.

The Interest Payment Dates, the Regular Record Dates with respect to any Interest Payment Date and the Maturity Date shall be as specified in the Prospectus. Payments of interest shall be subject to the business day convention specified in the Prospectus.

Payments of Principal, Premium and Interest:	Payments of Principal and Interest. Promptly after each Regular Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest, if any, to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor’s. On such Interest Payment Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, such total amount of interest due (other than on the Maturity Date), at the times and in the manner set forth below under “Manner of Payment.”

Payments on the Maturity Date. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note representing Securities maturing or subject to redemption or repayment in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Global Note, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under “Manner of Payment.” Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Note and all other Securities represented by such Global Note, the Trustee will cancel and destroy such Global Note in accordance with the Indenture and so advise the Company.

Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or the Maturity Date shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Global Notes to an account specified by the

Exhibit C-5

Trustee. Prior to 10:00 a.m. (New York City time), on the Maturity Date or as soon as possible thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between DTC and the Trustee, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date. On each Interest Payment Date (other than on the Maturity Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC. Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Securities to such Participants.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Security will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Security.

Procedure for Rate Setting and Posting:	The Company and the Purchasing Agent will discuss, from time to time, the aggregate principal amount, the maturities and redemption and repayment provisions, the issue price and the interest rates to be borne by Securities that may be sold as a result of the solicitation of orders by the Agents. If the Company decides to set interest rates to be borne by any Securities in respect of which the Agents are to solicit orders (the setting of such interest terms to be referred to herein as “Posting”) or if the Company decides to change interest rates previously posted by it, it will promptly advise the Purchasing Agent of the prices and interest terms to be posted.

The Purchasing Agent will assign a separate CUSIP number for each tranche of Securities to be posted, and will so advise and notify the Company and the Trustee of said assignment by telephone and/or by telecopier or other form of electronic transmission. The Purchasing Agent will include the assigned CUSIP number on all Posting notices communicated to the Agents and Selected Dealers.

Offering of Securities:	In the event that there is a Posting, the Purchasing Agent will communicate to each of the Agents and Selected Dealers the aggregate principal amount, maturities and redemption and repayment provisions and interest terms to be borne by each tranche of Securities that is the subject of the Posting. Thereafter, the Agents and the Selected Dealers will solicit offers to purchase the Securities accordingly.

Exhibit C-6

Purchase of Securities by the Purchasing Agent:	The Purchasing Agent will, as soon as practicable after 2:00 p.m. (New York City time), on the seventh day subsequent to the day on which such Posting occurs, or if such seventh day is not a Business Day on the succeeding Business Day, or on such other Business Day and time as shall be mutually agreed upon by the Company and the Purchasing Agent (any such day, a “Trade Day”), (i) complete, execute and deliver to the Company a Terms Agreement that sets forth, among other things, the principal amount of each tranche of Securities that the Purchasing Agent is offering to purchase or (ii) inform the Company that none of the Securities of a particular tranche will be purchased by the Purchasing Agent.

Acceptance and Rejection of Orders:	Unless otherwise agreed by the Company and the Purchasing Agent, the Company has the sole right to accept orders to purchase Securities and may reject any such order in whole or in part. Unless otherwise instructed by the Company, the Purchasing Agent will promptly advise the Company by telephone of all offers to purchase Securities received by it, other than those rejected by it in whole or in part in the reasonable exercise of its discretion. No order for less than $1,000 principal amount of Securities will be accepted.

Upon receipt of a completed and executed Terms Agreement from the Purchasing Agent, the Company will (i) promptly execute and return such Terms Agreement to the Purchasing Agent or (ii) inform the Purchasing Agent that its offer to purchase the Securities of a particular tranche has been rejected, in whole or in part. The Purchasing Agent will thereafter promptly inform the Agents and participating Selected Dealers of the action taken by the Company.

Preparation of Pricing Supplement:	If any offer to purchase a Security is accepted by or on behalf of the Company, the Company will provide a pricing supplement to the Purchasing Agent and the Trustee reflecting the terms of such Security and will file such pricing supplement with the SEC in accordance with the applicable paragraph of Rule 424(b) under the 1933 Act. The Company shall use its reasonable best efforts to send such pricing supplement by email or telecopy to the Purchasing Agent and the Trustee by 3:00 p.m. (New York City time), on the applicable Trade Day. The Purchasing Agent shall use its reasonable best efforts to send such pricing supplement and the remainder of the Prospectus by email or telecopy or overnight express (for delivery by the close of business on the applicable Trade Day, but in no event later than 11:00 a.m., New York City time, on the Business Day following the applicable Trade Day) to each Agent and each Selected Dealer which made or presented the offer to purchase the applicable Security and the Trustee at the following applicable address:

if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

50 Rockefeller Plaza

NY100-12-1

New York, New York 10020

Attention: High Grade Transaction Management/Legal

Telephone: (646) 855-0742

Telecopier: (704) 264-2522

Exhibit C-7

if to Citigroup Global Markets Inc., to:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: General Counsel

Telecopier: (212) 816-7912

if to Wells Fargo Advisors, LLC, to:

Wells Fargo Advisors, LLC

One North Jefferson

St. Louis, Missouri 63103

Attention: Julie Perniciaro

Telephone: (314) 875-5000

Telecopier: (314) 955-4897

if to RBC Capital Markets, LLC, to:

RBC Capital Markets, LLC

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York, 10281

Attention: Mark Hernandez

Telephone: (212) 858-7394

Telecopier: (212) 658-6137

if to U.S. Bancorp Investments, Inc., to:

U.S. Bancorp Investments, Inc.

214 N. Tryon St. 26th Floor

EX-NC-WSTC

Charlotte, North Carolina 28202

Attention: High Grade Syndicate

Telephone: 877-558-2607

Telecopier: 704-335-2393

Exhibit C-8

if to the Paying Agent, to:

The Bank of New York Mellon

c/o The Bank of New York Mellon Trust Company, N.A.

400 South Hope Street, Suite 400

Los Angeles, CA 90071

Attention: Corporate Unit

Telephone: (213) 630-6493

Telecopier: (213) 630-6298

                    (732) 667-4746

For record keeping purposes, one copy of each pricing supplement, as so filed, shall also be mailed or telecopied to:

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019

Attention: Norman D. Slonaker and Robert Mandell

Telephone: (212) 839-5356

Telecopier: (212) 839-5599

Each such Agent or Selected Dealer, in turn, pursuant to the terms of the Selling Agreement and the Dealers Agreement, will cause to be delivered a copy of the Prospectus (including the applicable pricing supplement), or, in lieu thereof, a notice to the effect that the sale was made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 under the 1933 Act, to each purchaser of Securities from such Agent or Selected Dealer.

Outdated pricing supplements and the Prospectuses to which they are attached (other than those retained for files) will be destroyed.

Exhibit C-9

Delivery of Confirmation and Prospectus to Purchaser by Presenting Agent:

Subject to “Suspension of Solicitation; Amendment or Supplement” below, the Agents will deliver or otherwise make available the Prospectus (including the applicable pricing supplement) as herein described with respect to each Security sold by it.

For each offer to purchase a Security accepted by or on behalf of the Company, the Purchasing Agent will confirm in writing with each Agent and Selected Dealer the terms of such Security, the principal amount of Securities being purchased by such Agent or Selected Dealer and other applicable details described above, delivery and payment instructions and the information required by Rule 173 under the 1933 Act, with a copy to the Company.

In addition, each Agent or Selected Dealer, as the case may be, will deliver to investors purchasing the Securities who so request, the Prospectus (including the applicable pricing supplement) in relation to such Securities.

Settlement:	The receipt of immediately available funds by the Company in payment for Securities and the authentication and issuance of the Global Note representing such Securities shall constitute “Settlement” with respect to such Security. All orders accepted by the Company will be settled within one to three Business Days pursuant to the timetable for Settlement set forth below, unless the Company and the purchaser agree to Settlement on a later date, and shall be specified upon acceptance of such offer; provided, however, in all cases the Company will notify the Trustee on the date issuance instructions are given.

Settlement Procedures:	In connection with a purchase of Securities by the Purchasing Agent, appropriate Settlement details will be set forth in the applicable Terms Agreement to be entered into between the Purchasing Agent and the Company pursuant to the Selling Agreement. Settlement Procedures with regard to each Security sold to the Purchasing Agent by the Company shall be as follows:

A.      After the oral acceptance of an offer by the Company with respect to a Security, the Purchasing Agent will prepare and deliver to the Company for execution the Terms Agreement containing details of the terms of the Securities to be purchased by the Purchasing Agent:

1.      Principal amount of Notes being purchased;

2.      Interest rate;

3.      Interest Payment Frequency;

Exhibit C-10

4.      Applicable Time;

5.      Settlement Date;

6.      Stated Maturity Date;

7.      Price to Public;

8.      Purchasing Agent’s commission determined pursuant to Section IV(b) of the Selling Agreement;

9.      Net proceeds to the Company;

10.    Regular Record Dates

11.    Trade Day;

12.    If a Note is redeemable by the Company or repayable by the Security holder, such of the following as are applicable:

(a)     The date on and after which such Note may be redeemed/repaid (the “Redemption/Repayment Commencement Date”),

(b)     Initial redemption/repayment price (% of par), and

(c)     Amount (% of par) that the initial redemption/repayment price shall decline (but not below par) on each anniversary of the Redemption/Repayment Commencement Date;

13.    Whether a Note has a Survivor’s Option;

14.    If a discount Note, the total amount of original issue discount, the yield to maturity and the initial accrual period of original issue discount;

15.    The CUSIP number; and

16.    Such other terms as are necessary to complete the applicable form of Note.

B.      The Company will confirm the acceptance of the offer to purchase Securities by executing the Terms Agreement and forwarding it to the Purchasing Agent and the Trustee by telecopier or other form of electronic transmission. Each such acceptance by the Company will be deemed to constitute a representation and warranty by the Company to the Trustee, the

Exhibit C-11

          Purchasing Agent and the Agents that (i) the applicable Securities are then duly authorized by the Company; (ii) such Securities, and the Global Note representing such Securities, will conform with the terms of the Indenture; and (iii) upon authentication and delivery of the Global Note representing such Securities, the aggregate principal amount of all Securities issued under the Indenture will not exceed the aggregate principal amount of Securities authorized at such time by the Company.

C.      The Trustee will communicate to DTC and the Purchasing Agent through DTC’s Participant Terminal System a pending deposit message specifying the following Settlement information for the Securities:

1. The information received in accordance with Settlement Procedure “A”.

2. The numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Purchasing Agent.

3.       The initial Interest Payment Date for such Securities, number of days by which such date succeeds the related DTC record date (which term means the Regular Record Date), and if then calculated, the amount of interest payable on such initial Interest Payment Date (which amount shall have been confirmed by the Trustee).

4. The CUSIP number of the Global Note representing such Securities.

5. Whether such Global Note represents any other Securities issued or to be issued (to the extent then known).

D. DTC will credit the Securities to the participant account of the Trustee maintained by DTC.

E. The Trustee will complete and deliver a Global Note representing such Securities in a form that has been approved by the Company, the Purchasing Agent, the Agents and the Trustee.

F. The Trustee or the Authenticating Agent will authenticate the Global Note representing such Security and the Trustee will maintain possession of such Global Note.

Exhibit C-12

G.      The Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit the Securities to the Trustee’s participant account and credit such Securities to the participant account of the Purchasing Agent maintained by DTC and (ii) debit the settlement account of the Purchasing Agent and credit the settlement account of the Trustee maintained by DTC in an amount equal to the price of such Securities less the Purchasing Agent’s commission. The entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (a) the Global Note representing such Securities has been issued and authenticated and (b) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

H.      The Purchasing Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit the Securities to the Purchasing Agent’s participant account and credit such Securities to the participant accounts of the Participants to whom such Securities are to be credited maintained by DTC and (ii) debit the settlement accounts of such Participants and credit the settlement account of the Purchasing Agent maintained by DTC in an amount equal to the price of such Securities less the agreed upon commission so credited to their accounts.

I.        Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “G” and “H” will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

J.       The Trustee will credit or wire transfer to an account of the Company specified from time to time by the Company funds available for immediate use in an amount equal to the amount credited to the Trustee’s DTC participant account in accordance with Settlement Procedure “G”.

K. The Trustee will send a copy of the Global Note representing such Securities by first-class mail to the Company.

L.      Each Agent and Selected Dealer will confirm the purchase of each Security to the purchaser thereof either by transmitting to the Participant to whose account such Security has been credited a confirmation order through DTC’s Participant Terminal System or by mailing a written confirmation to such purchaser.

Exhibit C-13

M.   At the request of the Company, the Trustee will send to the Company a statement setting forth the principal amount of Securities outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures Timetable:	Settlement Procedures “A” through “M” shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
	Procedure	Time
	A	2:00 p.m. on the Trade Day
	B	5:00 p.m. on the Trade Day
	C	2:00 p.m. on the Business Day before the
Settlement Date.
	D	10:00 a.m. on the Settlement Date
	E	12:00 p.m. on the Settlement Date.
	F	12:30 p.m. on the Settlement Date.
	G-H	2:00 p.m. on the Settlement Date.
	I	4:45 p.m. on the Settlement Date.
	J-L	5:00 p.m. on the Settlement Date.
	M	At the request of the Company.

NOTE: The Prospectus as most recently amended or supplemented, or, in lieu thereof, a notice to the effect that the sale was made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 under the 1933 Act, must accompany or precede any written confirmation given to the customer (Settlement Procedure “L”). Settlement Procedure “I” is subject to extension in accordance with any extension Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If Settlement of a Security is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. (New York City time), on the Business Day immediately preceding the scheduled Settlement Date.

Exhibit C-14

Failure to Settle:	If the Trustee fails to enter an SDFS deliver order with respect to a Security pursuant to Settlement Procedure “G”, the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Security to the participant account of the Trustee maintained at DTC. DTC will process the withdrawal message, provided that such participant account contains Securities with Securities having the same terms and having a principal amount that is at least equal to the principal amount of such Security to be debited. If withdrawal messages are processed with respect to all the Securities issued or to be issued represented by a Global Note, the Trustee will cancel such Global Note in accordance with the Indenture, make appropriate entries in its records and so advise the Company. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Securities represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Securities and shall be cancelled immediately after issuance, and the other of which shall represent the remaining Securities previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note. If the purchase price for any Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Purchasing Agent may enter SDFS deliver orders through DTC’s participant Terminal System reversing the orders entered pursuant to Settlement Procedures “G” and “H”, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the Purchasing Agent or any Agent in the performance of its obligations hereunder or under the Selling Agreement, the Company will reimburse (without duplication) the Purchasing Agent or any Agent on an equitable basis for its reasonable out-of-pocket accountable expenses actually incurred and loss of the use of funds during the period when they were credited to the account of the Company.

Notwithstanding the foregoing, upon any failure to settle with respect to a Security, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Securities that were to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures “E” and “F”, for the authentication and issuance of a Global Note representing the other Securities to have been represented by such Global Note and will make appropriate entries in its records.

Exhibit C-15

Suspension of Solicitation; Amendment or Supplement:	Subject to the representations, warranties and covenants of the Company contained in the Selling Agreement, the Company may instruct the Purchasing Agent to instruct the Agents to suspend at any time for any period of time or permanently, the solicitation of orders to purchase Securities. Upon receipt of such instructions (which may be given orally), each Agent will forthwith suspend solicitation until such time as the Company has advised it that solicitation of purchases may be resumed.

In the event that at the time the Company suspends solicitation of purchases there shall be any orders outstanding for settlement, the Company will promptly advise the Purchasing Agent, the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

If the Company decides to amend or supplement the Registration Statement, the General Disclosure Package or the Prospectus, it will promptly advise the Purchasing Agent and the Agents and furnish the Purchasing Agent and the Trustee with the proposed amendment or supplement and with such certificates and opinions as are required, all to the extent required by and in accordance with the terms of the Selling Agreement, and, subject to the provisions of the Selling Agreement, make the appropriate filings thereof with the SEC.

Trustee Not to Risk Funds:	Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or the Purchasing Agent, the Agents or the purchasers, it being understood by all parties that payments made by the Trustee to any of the Company, the Purchasing Agent or the Agents shall be made only to the extent that funds are provided to the Trustee for such purpose.

Advertising Costs:	The Company shall have the sole right to approve the form and substance of any advertising the Purchasing Agent or an Agent may initiate in connection with the solicitation of offers to purchase the Securities. The expense of such advertising will be solely the responsibility of the Purchasing Agent or such Agent, unless otherwise agreed to by the Company.

Notices:	All notices or other communications hereunder to the Company shall be in writing, and sent via email or facsimile (and, if requested by the Company, with a follow-up letter sent via overnight mail) to the persons at the address set forth below, or at such other address as may be designated in writing hereafter in the same manner by such persons:
777-106th Avenue, N.E. Bellevue, Washington 98004 Attention: Treasurer Telephone: (425) 468-7596 Telecopier: (425) 468-8215 Email: PFCTreasury@paccar.com

Exhibit C-16

Schedule A to Administrative Procedures

FORM OF MASTER SELECTED DEALER AGREEMENT

[Name of Broker-Dealer]

[Broker-Dealer’s Address]

Dear Selected Dealer:

In connection with public offerings of securities after the date hereof for which we are acting as lead agent, as lead or co-manager of an underwriting syndicate or otherwise involved in the distribution of securities by means of an offering of securities for sale to selected dealers, you may be offered the right as a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

1. Applicability of this Agreement. The terms and conditions of this letter agreement (this “Agreement”) shall be applicable to any offering of notes (“Notes”), whether a public offering effected pursuant to a registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”), or an offering exempt from registration thereunder (other than an offering of Notes effected wholly outside the United States of America), in respect of which Incapital LLC (“Incapital”), clearing through [[•]] (the “Account”) (acting for its own Account or for the account of any underwriting or agent or similar group or syndicate), is responsible for managing or otherwise implementing the sale (whether by acting as lead agent or manager or by facilitating the re-offer of Notes or otherwise) of the Notes to selected dealers (“Selected Dealers”) and has expressly informed you that these terms and conditions shall be applicable. Any such offering of Notes to you as a Selected Dealer is hereinafter called an “Offering.” In the case of any Offering where we are acting for the account of any underwriting or agent or similar group or syndicate (whether purchasing as principal for resale or soliciting as agent purchases of Notes directly from the issuer) (“Underwriters”), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives. The use of the defined term Underwriter herein shall be understood to include acting as agent.

2. Conditions of Offering; Acceptance and Purchases. Any Offering: (i) will be subject to delivery of the Notes and their acceptance by us and any other Underwriters; (ii) may be subject to the approval of all legal matters by counsel and the satisfaction of other closing conditions, and (iii) may be made on the basis of reservation of Notes or an allotment against subscription. We will advise you by electronic mail, facsimile or other form of Written Communication (as defined below) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(c) hereof) of any Offering in which you are invited to participate. “Written Communication” may include, in the case of any Offering described in Section 3(a) hereof, Additional Information (as defined below) and, in the case of any Offering described in Section

Exhibit C-S-1

or 3(b) hereof, an offering circular). You agree that if we make electronic delivery of a prospectus or an offering circular or any supplement thereto, we have satisfied our obligation, if any, pursuant to Section 3 hereof to deliver to you a prospectus or an offering circular or any supplement thereto. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to Incapital LLC, 200 South Wacker Drive, Suite 3700, Chicago, Illinois 60606 (Fax: (312) 379-3701). We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Notes purchased by you shall be paid for on such date as we shall determine, on one day’s prior notice to you, by electronic transfer in an amount equal to the Public Offering Price (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in Federal funds to the order of [[•]] clearing for the account of Incapital LLC, against delivery of the Notes. If Notes are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Notes. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Notes purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

3. Offering Materials and Arrangements.

(a) Registered Offerings. In the case of any Offering of Notes that are registered under the 1933 Act (“Registered Offering”), the following terms shall have the following meanings. The term “Preliminary Prospectus” means any preliminary prospectus relating to the Offering or any preliminary prospectus supplement together with a prospectus relating to the Offering. The term “Prospectus” means the prospectus, together with the final prospectus supplement, if any, relating to the Offering filed or to be filed under Rule 424 of the 1933 Act. The term “free writing prospectus” has the meaning set forth in Rule 405 under the 1933 Act and the term “Permitted Free Writing Prospectus” means (i) a free writing prospectus authorized for use by us and the issuer in connection with the Offering of the Notes that has been or will be filed with the Securities and Exchange Commission (the “SEC”) in accordance with Rule 433(d) of the 1933 Act or (ii) a free writing prospectus containing solely a description of terms of the Notes that (a) does not reflect the final terms, (b) is exempt from the filing requirement pursuant to Rule 433(d)(5)(i) and (c) is furnished to you for use by Incapital LLC. “Additional Information” means the Preliminary Prospectus together with each Permitted Free Writing Prospectus, if any, delivered to you relating to the Offering of Notes. In connection with any Registered Offering, we will provide to you electronically copies of the Additional Information and of the Prospectus (other than, in each case, information incorporated by reference therein) for the purposes contemplated by the 1933 Act and the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the applicable rules and regulations of the SEC thereunder and will make available to you such number of copies of the Prospectus as you may reasonably request as soon as practicable after sufficient copies are made available to us by the issuer of the Notes.

Exhibit C-S-2

You agree that you will not use, authorize use of, refer to, or participate in the planning for use of any written communication (as such term is defined in Rule 405 under the 1933 Act) concerning the Offering, or any issuer of the Notes (including, without limitation, any free writing prospectus and any information furnished by us and any issuer of Notes but not incorporated by reference into the Preliminary Prospectus or Prospectus), other than (a) any Preliminary Prospectus or Prospectus or (b) any Permitted Free Writing Prospectus.

You represent and warrant that you are familiar with the rules relating to the distribution of a Preliminary Prospectus and agree that you will comply therewith. You represent and warrant that you are familiar with Rule 173 under the 1933 Act relating to electronic delivery. You agree to make a record of your distribution of each Preliminary Prospectus and, when furnished with copies of any revised Preliminary Prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a Preliminary Prospectus.

You agree that in purchasing Notes in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the Preliminary Prospectus or the Prospectus delivered to you by us and any Permitted Free Writing Prospectus. You will not be authorized by the issuer or other seller of Notes offered pursuant to a Prospectus or by any Underwriter to give any information or to make any representation not contained in the Prospectus in connection with the sale of such Notes. You agree that you have not relied, and will not rely, upon advice from us regarding the suitability of any Notes as an investment for you or your clients. You acknowledge and agree that it is your sole responsibility to ensure that, prior to any distribution, the Notes are suitable for your clients, it is lawful for your clients to purchase the Notes and the clients are capable of evaluating and have evaluated the risks and merits of an investment in the Notes. You agree not to market the Notes in any manner which is inconsistent with or not on the basis of the materials furnished to you for use in the distribution and you agree not to use marketing materials other than those that have been approved for use.

(b) Offerings Pursuant to Offering Circular. In the case of any Offering of Notes other than a Registered Offering, which is made pursuant to an offering circular or other disclosure document comparable to a prospectus in a Registered Offering, we will provide to you electronic copies of each preliminary offering circular, if any, any offering circular supplement and of the final offering circular relating thereto and will make available to you such number of copies of the final offering circular as you may reasonably request as soon as practicable after sufficient copies are made available to us by the issuer of the Notes. You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering materials by brokers or dealers.

You agree that in purchasing Notes pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the preliminary or final offering circular delivered to you by us or any term sheet or other written communication that would constitute an issuer free writing prospectus within the meaning of Rule 433 under the 1933 Act required to be filed with the SEC were the Offering a Registered Offering. You will not be authorized by the issuer or other seller of Notes offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Notes. You agree that you have not relied,

Exhibit C-S-3

and will not rely, upon advice from us regarding the suitability of any Notes as an investment for you or your clients. You acknowledge and agree that it is your sole responsibility to ensure that, prior to any distribution, the Notes are suitable for your clients, it is lawful for your clients to purchase the Notes and the clients are capable of evaluating and have evaluated the risks and merits of an investment in the Notes. You agree not to market the Notes in any manner which is inconsistent with or not on the basis of the materials furnished to you for use in the distribution and you agree not to use marketing materials other than those that have been approved for use.

(c) Offer and Sale to the Public. With respect to any Offering of Notes, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Notes to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the “Public Offering Price,” the “Concession” and the “Reallowance.” With respect to each Offering of Notes, until the provisions of this Section 3(c) shall be terminated pursuant to Section 6 hereof, you agree to offer Notes to the public at no more than the Public Offering Price. If so notified by us, you may sell Notes to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the Concession. If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who are either (i) members in good standing of the Financial Industry Regulatory Authority (“FINRA”) who agree to abide by the applicable rules of FINRA (and its predecessor, the National Association of Securities Dealers, Inc. (“NASD”), as applicable) (see Section 4(a) below) or (ii) foreign banks, dealers or institutions not eligible for membership in FINRA who represent to you that they will promptly reoffer such Notes at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 4(a) hereof.

(d) Over-allotment; Stabilization; Unsold Allotments. We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Notes for long or short account and to stabilize or maintain the market price of the Notes. You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Notes purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Notes as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in the open market or otherwise any Notes purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Notes (unless you shall have purchased such Notes pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker’s commissions or dealer’s mark-up, if any, paid in connection with such purchase or contract to purchase.

Exhibit C-S-4

4. Representations, Warranties and Agreements.

(a) FINRA. You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of the FINRA or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in the FINRA which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with the FINRA’s interpretation with respect to free riding and withholding. You agree to notify us immediately if any of the following happens: you cease to be authorized or licensed by any authority in any relevant jurisdiction to offer Notes; you change your legal status (for example, from a corporation to a partnership or limited liability company); or you become aware that you may be in violation of any regulations applicable to the distribution of the Notes. You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the FINRA’s interpretation with respect to review of corporate financing as such requirements relate to such Offering.

You agree that, in connection with any purchase or sale of the Notes wherein a Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of FINRA Rule 5141, subject to the provisions of FINRA Rule 5130, and (2) if you are a non-FINRA member broker or dealer in a foreign country, you will also comply (a), as though you were a FINRA member, with the provisions of FINRA Rule 5141, subject to the provisions of FINRA Rule 5130, and (b) with NASD Rule 2420 (and any successor FINRA Rule) as that section applies to a non-FINRA member broker or dealer in a foreign country.

You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a selling concession, discount or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

You further represent and warrant to us at all times that you have obtained all required licenses and authorizations to legally carry out the activities contemplated by this Agreement in each jurisdiction where you are carrying out such activities.

(b) Relationship Among Underwriters and Selected Dealers. We may buy Notes from or sell Notes to any Underwriter or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Notes from and sell Notes to each other at the Public Offering Price less all or any part of the Concession. Unless otherwise specified in a separate agreement between you and us, this agreement does not authorize you to act as agent for: (i) us; (ii) any Underwriter; (iii) the issuer; or (iv) other seller of any Notes in offering Notes to the public or otherwise. Neither we nor any

Exhibit C-S-5

Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

(c) Role of Incapital; Legal Responsibility. Incapital is acting as representative of each of the Underwriters in all matters connected with the Offering of the Notes and with the Underwriters’ purchases (or solicitation for purchase) of the Notes. The rights and liabilities of each Underwriter of Notes and each Selected Dealer shall be several and not joint. Incapital, as such, shall have full authority to take such action as it deems advisable in all matters pertaining to the Offering of the Notes or arising under this Agreement. Incapital will have no liability to any Selected Dealer for any act or omission except for obligations expressly assumed by it hereunder, and no obligations on the part of Incapital will be implied hereby or inferred herefrom.

(d) Blue Sky Laws. Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Notes have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Notes in any such jurisdiction. You agree to: (a) only engage in a distribution in accordance with the terms of any restrictions in the Prospectus or final offering circular, as applicable; (b) not conduct any distribution which would constitute, in any jurisdiction, a public offer as defined by the law of the relevant jurisdiction, unless you have requested of us and we have confirmed to you that the Notes are approved for public offer in such jurisdiction; and (c) observe the dates of any subscription period.

(e) U. S. Patriot Act/Office of Foreign Asset Control (OFAC). You represent and warrant, on behalf of yourself and any subsidiary, affiliate, or agent to be used by you in the context of this Agreement, that you and they comply and will comply with all applicable rules and regulations of the Office of Foreign Assets Control of the U.S. Department of the Treasury and all applicable requirements of the U.S. Bank Secrecy Act and the USA PATRIOT Act and the rules and regulations promulgated thereunder. You agree to only market, offer or sell Notes in jurisdictions agreed by us and excluding those jurisdictions on the Country Sanctions Programs of the OFAC.

Exhibit C-S-6

(f) Cease and Desist Proceedings. You represent and warrant that you are not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the Offering.

(g) Compliance with Law. You agree that in selling Notes pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Notes) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the 1933 Act and the 1934 Act, the applicable rules and regulations of the SEC thereunder, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable rules and regulations of any regulatory organization having jurisdiction over your activities. You represent and warrant, on behalf of yourself and any subsidiary, affiliate, or agent to be used by you in the context of this Agreement, that you and they have not relied upon advice from us, any issuer of the Notes, the Underwriters or other sellers of the Notes or any of our or their respective affiliates regarding the suitability of the Notes for any investor.

(h) Electronic Media. You agree that you are familiar with the SEC’s guidance on the use of electronic media to deliver documents under the federal securities laws and all guidance published by FINRA or its predecessor concerning delivery of documents by broker-dealers through electronic media. You agree that you with comply therewith in connection with a Registered Offering.

(i) Structured Products. You agree that you are familiar with NASD Notice to Members 5-59 concerning the obligations of member firms when selling structured products and, to the extent that it is applicable to you, you agree to comply with the requirements therein.

(j) New Products. You agree to comply with NASD Notice to Members 5-26 recommending best practices for reviewing new products.

5. Indemnification. You hereby agree to indemnify and hold us harmless and to indemnify and hold harmless the issuers, any Underwriter and any of our affiliates from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any action or claim) caused by your failure or the failure of any other subsidiary, affiliate or agent of yours or the failure of any selling agent of yours to offer or sell the Notes in compliance with any applicable law or regulation, to comply with the provisions hereof including, but not limited to, any actual or alleged breach or violation of any representations and warranties contained herein or to obtain any consent, approval or permission required in connection with the distribution of the Notes.

6. Termination, Supplements and Amendments. This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto. This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to “this Agreement” herein shall, as appropriate, be to this Agreement as so

Exhibit C-S-7

amended and supplemented. The terms and conditions set forth in Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Notes to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

7. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in Section 1 hereof, and the respective successors and assigns of each of them.

8. Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of New York.

9. Headings and References. The headings, titles and subtitles herein are inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

10. Supersedes Prior Agreement. This Agreement, as amended and supplemented from time to time, supersedes and replaces in its entirety any other selected dealers agreement and any other agreement between us governing similar transactions in which you are acting as a selected dealer, for all Offerings conducted from and after the date hereof.

Exhibit C-S-8

Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Notes pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 6 hereof) together with and subject to any supplementary terms and conditions contained in any Written Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 4 hereof are true and correct at that time, (iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you have requested and received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in Section 3(a) or 3(b) hereof.

Very truly yours,

By:
Name:
Title:

CONFIRMED:             , 20

By:

Name:
(Print name)

Title:

Exhibit C-S-9

EXHIBIT D

TERMS AGREEMENT

                    , 20

The undersigned agrees to purchase the following aggregate principal amount of PACCAR Financial InterNotes®, Series B:

$

The terms of such Notes shall be as follows:

Trade Date:

CUSIP Number:

Interest Rate:

Original Issue Date:

Stated Maturity Date:

Price to Public:             %

Commission:             %

Net Proceeds to Issuer: $

Applicable Time:

Settlement Date, Time and Place:

Interest Payment Frequency:

Regular Record Dates:

Optional Redemption/Repayment provisions, if any:

Survivor’s Option:

[Any other terms and conditions agreed to by the Purchasing Agent and the Company]

Exhibit D-1

INCAPITAL LLC

By:
Name:
Title:

ACCEPTED:

PACCAR FINANCIAL CORP.

By:
Name:
Title:

Exhibit D-2

EXHIBIT E

FORM OF PRICING SUPPLEMENT

Pricing Supplement Dated:	Rule 424(b)(2)
(To Prospectus Supplement Dated November 7, 2012 and Prospectus Dated November 7, 2012)	File No.
Pricing Supplement No.

U.S. $

PACCAR FINANCIAL INTERNOTES®, SERIES B

DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

Trade Date:
Issue Date:

Joint Lead Managers:

Agents:

CUSIP	AGGREGATE PRINCIPAL AMOUNT	PRICE TO PUBLIC	CONCESSION	NET PROCEEDS TO ISSUER	INTEREST RATE

INTEREST PAYMENT FREQUENCY	STATED MATURITY DATE	FIRST INTEREST PAYMENT DATE	SURVIVOR’S OPTION	REDEMPTION OR OTHER REPAYMENT YES/NO	REDEMPTION/ OTHER REPAYMENT TERMS

Other Terms:

Exhibit E-1